DREYFUS BALANCED FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      One of my more pleasant duties as portfolio manager of the Dreyfus Balanced Fund, Inc. is writing this letter to the shareholders. This report covers the six-month period ended February 28, 1997 during which the Fund's total return was 16.42%.* Due to the structure of the Fund, a balanced mix of stocks and bonds, this return is not comparable to a market index composed entirely of common stocks or bonds. Two such indices, the Standard & Poor's
500 Composite Stock Price Index** and the Lehman Brothers Aggregate Bond Index,*** had total returna of 22.52% and 5.38%, respectively, during this period. A more accurate measure of the performance of the Fund is against its benchmark index which is a blend of the S & P 500 Index, 50%, the Lehman Brothers Aggregate Bond Index, 40%, and the Merrill Lynch 91-Day U.S.
Treasury Bill Index, 10%. This benchmark index returned 13.67% during the period, providing a favorable performance comparison for the Fund.+
ECONOMIC REVIEW
      Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly. A key economic risk now developing lies in a further escalation of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
      In the household sector, confidence is soaring, job insecurity is disappearing and real wages are rising. Hence, consumer spending growth appears fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods is underway, both to meet the demand and replenish inventories left depleted at year-end. Elsewhere, capital goods orders have been slowing since last fall, while export orders are less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consum-er goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
      Although wages have been on the rise since the fall of 1996, price inflation has continued to decelerate. Hence, real wages are rising, rewarding productivity in many instances. The risks for the future from wage hikes that are driven by labor shortages are twofold: first, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure. Nonetheless, we expect overall profits to sustain steady growth in 1997.
      Market interest rates have shifted higher recently. Short-term rates are taking their cue from the Fed, expecting a tightening within a few months. Long-term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
      The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.

MARKET OVERVIEW
      The stock market activity encompassed by the six-month fiscal period under review was remarkable, by any standard. The Dow Jones Industrials began the period in early September in the 5700s, broke through 6000 by mid-October, churned around a bit in December, then resumed a steady rise, breaking the 7000-point barrier Valentine's week. But that was not the end of the story. In February, Federal Reserve Chairman Alan Greenspan returned to a theme he had initiated earlier - his worries about stock market excesses, which could bring about a need for raising interest rates. By the end of February, the market mood had changed. Investors were preoccupied with Greenspan's warnings, even though the Fed Chairman explained that the ongoing business expansion was moderate and did not appear to be inflationary.
      Nonetheless, a sell-off occurred in the last week of February, costing the DJIA 53.88 points for the week and sending the Standard & Poor's 500 down
10.95 points, the Nasdaq Composite 25.32 points and the Russell 2000 Index of small cap stocks 6.32 points. Even so, as February ended, the DJIA still held a gain of 1,341 points for the preceding twelve months, the S&P 500 was up by
146.45 and Nasdaq by 222.92. Small caps, however, as measured by the Russell 2000, were showing an increase of only 35.95 points for the twelve-month period.
      As these varying results indicate, the market is a highly selective one, closely attuned to such factors as interest rates and corporate profits. In this climate, larger companies appeared to fare better than smaller ones, and "value" stocks - sought after for their low price valuations - stood up better than growth stocks.
      Stock market sell-offs, when they occurred, were, however, gratifyingly short-lived. It appeared that some fundamentals gave the market resilience. One such factor was the continued high demand for stocks, particularly from those putting money away for retirement. The Investment Company Institute, the trade association of the mutual fund industry, reported that in January, 1997, mutual funds took in $29.39 billion in new money from investors. This smashed all previous records.
      Another supportive factor is corporate profits. The Wall Street Journal calculated that, among the stocks in the Dow Jones Industry Groups, profits in the fourth quarter of 1996 were above security analysts' average estimates for 56% of the companies, below estimates for 27% and matched the estimates for 17% of companies analyzed.
      To judge by the market's performance, however, investors can quickly ignore the market's fundamental strengths, particularly when scared by a hint of higher interest rates, or by specific cases of disappointing profits. This latter factor has affected such market keystones as AT&T, but also shows up in recent valuations of some technology stocks, particularly the smaller capitalized ones.
      Thus, as the fiscal half-year ended, the mood of investors appeared to be hopeful, but very wary.
TEAM EFFORT
      Managing your investment assets is certainly a team effort. In our last shareholder's letter I described our research work and the significant part our team of analysts plays in selecting investments for your Fund. The effort employed to manage your assets is much broader, and this letter will review some of the other hard work involved on your behalf.
      Your Dreyfus Balanced Fund is managed in a disciplined manner. It is a balanced mutual fund, and you should realize that by owning this Fund you will always have both stock market and bond market exposure. These exposures are provided within the Fund in a balanced mix, with some, but not extensive, asset allocation changes between these major asset classes.
      In selecting both the actual stock and bond investments for your Fund, we seek value.

      With stocks, all investment managers look for companies which are growing; a value manager looks for these growing companies, but is price-sensitive and does not want to pay much for them. Further, your Fund often buys and sells stocks based on the level of interest rates, in a disciplined process designed to both protect your assets in a potentially negative stock market environment, and to allow market participation in a potentially positive stock market environment. Your Fund has various established buy and sell criteria which help maintain this disciplined process of managing the Fund. Both an extensive team of research analysts and proprietary computer models are employed in this process. Lastly, the experience of your portfolio manager provides both the final determination about whether to buy or sell a security, and the overall structure of the portfolio of investments.
      With bonds, the overall duration (weighted average time to maturity of all cash flows, or a more exact measure of time to maturity) of the fixed income portfolio of your Fund is positioned against a benchmark index designed to represent the overall bond marketplace. When we believe that interest rates will decline, which results in bond prices going up, we maintain a duration longer than the benchmark index. When we believe that interest rates will rise, which results in bond prices going down, we maintain a duration shorter than the benchmark index. Further, we look for value in individual bonds by anticipating which bonds will improve in price more than a U.S. Treasury bond of similar duration.
      Trading is another area where we attempt to add value. Dreyfus has dedicated security traders who focus on implementing the investment decisions of the portfolio manager. This team of traders works hard to achieve the best prices possible when the securities in your Fund are bought or sold. Both the experience of these traders and the portfolio manager's guidelines for each trade are part of this process. Additionally, the traders provide a flow of timely information to the analysts and portfolio manager.
      The accounting team at Dreyfus also works hard to make sure that, among other duties, security trades settle properly, that available cash is properly calculated, and that the daily value of the Fund is exact. Our legal staff seeks to monitor compliance with all legal and regulatory requirements, and to keep us all apprised of new legal developments. Finally, our marketing team makes sure that our shareholders receive regular communication on the Fund and other pertinent information.
PORTFOLIO FOCUS
      There are basically three decision levels for the Dreyfus Balanced
Fund: the asset allocation mix, the equity holdings and the fixed income holdings. Each is addressed below.
Asset Allocation
      The Fund generally maintained an equity allocation close to the top of the permitted asset range during the entire period. We believed that the investment environment for the stock market remained positive, and wanted to maximize the Fund's participation. This strategy in asset allocation generally added to performance results.
      Bonds composed the vast remainder of the Fund's assets during the period, while cash equivalents were kept to a minimum. Cash equivalents provided a low yield, and we were generally positive toward the bond markets during this period. This strategy also benefited performance.
Equity Holdings
      Equity investment results during this semi-annual period benefited from holdings such as Reebok International, Warnaco Group, Kimberly Clark, EMC Corp., Micron Technology, Tosco, H.F. Ahmanson, BankAmerica, Nationsbank, Great Western Financial, McKesson, Allegiance, Warner-Lambert, Cooper
Cameron, Lone Star Industries, Avery Dennison, Xerox, and Telebras, the Brazilian telephone company. Relative performance results were penalized by holdings including Topps, La Quinta Inns, Novell, Cabletron Systems, Amdahl, Mobil, Mallinckrodt, Olin, General Signal, and Consolidated Freightways.
Fixed Income Holdings
      The fixed income portfolio was positioned with a duration less than the Lehman Aggregate Index benchmark during the first part of the semi-annual period. At the beginning of December, we transitioned the portfolio to a duration posture longer than this benchmark. The timing of these moves was generally beneficial to the Fund's returns.
      Also benefiting the Fund was continued de-emphasis of U.S. Treasury bonds in favor of corporate bonds and mortgages. In particular, a new type of bond issued primarily by banks and a new form of mortgage related to commercial property both delivered relatively higher returns.
      Also helpful was our continuing use of Yankee bonds, bonds issued in the United States by foreign entities. Of special note were bonds issued by the Republic of Colombia which, during the period we held them, saw the yield spread (yield difference versus U.S. Treasuries) narrow a full percentage point, resulting in a significant gain in price of the bonds.
      It is both an honor and a pleasure to be managing your investment assets.
                              Sincerely,

                  [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
March 19, 1997
New York, N.Y.

*    Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***SOURCE: LEHMAN BROTHERS - The Lehman Brothers Aggregate Bond Index is a widely accepted index of corporate, government and government agency debt instruments.
+    SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. - This index is calculated using Treasury bills that mature closest to, but not beyond, 91 days.

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS                                                                      FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                     Principal
Bonds and Notes-37.8%                                                                                Amount          Value
                                                                                                     -------        -------
  Banking-4.2%                       Bank Boston Cap. Trust 2, Deb.,
                                       6.75%, 2026..........................                    $    2,000,000 (a)  $1,927,500
                                     Banque Paribas, Sub. Notes,
                                       6.875%, 2019.........................                         2,300,000       2,178,910
                                     Barnett Cap. Trust 2, Deb.,
                                       7.95%, 2026..........................                         2,500,000 (a)   2,465,625
                                     MBNA Global Cap., Jr. Sub. Deb.,
                                       6.363%, 2027.........................                         4,000,000 (b)   3,963,992
                                     PNC Institutional Cap. A, Deb.,
                                       7.95%, 2026..........................                         2,000,000 (a)   1,960,000
                                                                                                                       -------
                                                                                                                    12,496,027
                                                                                                                       -------
  Chemicals-1.0%                     Millennium America, Sr. Notes,
                                       7%, 2006.............................                         3,000,000       2,915,898
                                                                                                                       -------
  Consumer Non-Durables-.4%          Philip Morris Cos., Notes,
                                       6.95%, 2006..........................                         1,200,000       1,212,940
                                                                                                                       -------
  Finance-1.6%                       First Union, Deb.,
                                       8.04%, 2026..........................                         2,000,000       1,952,500
                                     harf Cap. International Limited, Notes,
                                       8.875%, 2004.........................                         2,600,000       2,718,838
                                                                                                                       -------
                                                                                                                     4,671,338
                                                                                                                       -------
  Industrial-1.0%                    PDV America, Sr. Notes,
                                       7.25%, 1998..........................                         3,000,000       3,017,133
                                                                                                                       -------
  Oil & Gas-.8%                      Halliburton, Notes,
                                       6.75%, 2007..........................                         2,500,000       2,484,240
                                                                                                                       -------
  Utilities-3.2%                     BellSouth Cap. Funding, Deb.,
                                       6.04%, 2001..........................                         3,000,000       2,963,610
                                     Chilinger, Notes,
                                       6.50%, 2006..........................                         1,975,000       1,871,761
                                     Indianton Cogeneration, L.P.,
                                       9.77%, 2020..........................                         2,500,000       2,811,933
                                     Wisconsin Bell, Deb.,
                                       6.35%, 2026..........................                         2,000,000       1,947,470
                                                                                                                       -------
                                                                                                                     9,594,774
                                                                                                                       -------
  Foreign-3.2%                       Bangkok Bank, Sub. Notes,
                                       8.375%, 2027.........................                         4,000,000 (a)   4,001,496
                                     United Mexican States, Notes,
                                       7.625%, 2001.........................                         5,500,000(a,b)  5,561,875
                                                                                                                       -------
                                                                                                                     9,563,371
                                                                                                                       -------
  Other-4.3%                         Asset Securitization Corp.,
                                       Asset Backed Ctfs.:
                                         Ser. 1996-D3, Cl. A4, 8.008%, 2026                          2,000,000       2,057,188
                                         Ser. 1996-MD6, Cl. A7, 7.662%, 2026                         4,500,000       4,445,156

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                      Principal
Bonds and Notes (continued)                                                                             Amount         Value
                                                                                                       -------         -------
Other (continued)                    Chase Commercial Mortgage Securities Corp.,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-2, Cl. D, 6.90%, 2006......                    $    2,182,951    $  2,073,377
                                     GMAC 1993-B Grantor Trust,
                                       Asset Backed Ctfs.,
                                       Cl. A, 4%, 1998......................                            49,315          48,879
                                     GMAC Commercial Mortgage Securities,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-C1, Cl. E, 7.86%, 2006.....                         3,000,000      2,905,313
                                     MMCA Auto Owner Trust,
                                       Asset Backed Ctfs.,
                                       Ser. 1995-1, Cl. A, 5.70%, 2000......                         1,355,288      1,351,479
                                                                                                                       -------
                                                                                                                    12,881,392
                                                                                                                       -------
  U.S. Government &
    Agencies-18.1%                   Federal Home Loan Mortgage Corp.,
                                       Real Estate Mortgage Investment Conduit,
                                       Ser. 1497, Cl. FF, 6.50%, 8/15/2021..                         1,650,000       1,596,755
                                     Federal National Mortgage Association,
                                       Real Estate Mortgage Investment Conduit:
                                         7.13%, 1/1/2012.......................                      3,997,305       3,937,346
                                         Ser. 1996-M3, Cl. A1, 7.385%, 3/25/2021                     4,922,953       4,995,258
                                         9%, 6/1/2026..........................                      3,030,206       3,195,898
                                     Government National Mortgage Association,
                                       Mortgage Backed Ctfs.:
                                         7.375%, 1/15/2032.....................                      2,498,806       2,486,312
                                         7.50%, 2/15/2032......................                      3,494,000       3,488,514
                                     Overseas Private Investment,
                                       7.63%, 7/15/2002.....................                         2,040,497      2,089,122
                                     Student Loan Marketing Association,
                                       2.90%, 2/20/2000.....................                         2,450,000 (b)   2,443,875
                                     U.S. Treasury Bonds,
                                       6.50%, 11/15/2026....................                         2,000,000       1,909,375
                                     U.S. Treasury Notes:
                                       5.875%, 11/15/1999...................                         7,300,000       7,240,688
                                       5.875%, 2/15/2000....................                         1,120,000       1,109,500
                                       6.25%, 1/31/2002.....................                        10,990,000      10,921,313
                                       6.25%, 2/15/2003.....................                         1,215,000       1,203,799
                                       6.50%, 10/15/2006....................                         7,500,000       7,447,266
                                                                                                                       -------
                                                                                                                    54,065,021
                                                                                                                       -------
                                     TOTAL BONDS AND NOTES
                                       (cost $113,944,253)..................                                      $112,902,134
                                                                                                                       =======

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks-58.8%                                                                                    Shares          Value
                                                                                                       -------         -------
  Consumer Services-1.0%             La Quinta Inns........                                            152,000  $    3,002,000
                                                                                                                       -------
  Consumer Durables-2.3%             D. R. Horton..........                                            385,000       4,812,500
                                     Topps.......................................                      490,900 (c)   2,086,325
                                                                                                                       -------
                                                                                                                     6,898,825
                                                                                                                       -------
  Consumer Non-Durables-8.1%         Authentic Fitness                                                 300,000       4,350,000
                                     Cott........................................                      295,000       2,903,906
                                     Fruit of the Loom, Cl. A...............                            78,000 (c)   3,188,250
                                     Kimberly-Clark.........................                            28,400       3,010,400
                                     Philip Morris Cos......................                            26,000       3,513,250
                                     Reebok International...................                            75,000       3,506,250
                                     Warnaco Group, Cl. A...................                           115,000       3,665,625
                                                                                                                       -------
                                                                                                                    24,137,681
                                                                                                                       -------
  Electronic Technology-7.5%         Amdahl............                                                207,000 (c)   2,044,125
                                     Cabletron Systems......................                            80,600 (c)   2,418,000
                                     EMC.........................................                      131,900 (c)   4,748,400
                                     Harris......................................                       78,000       5,752,500
                                     Micron Technology......................                            82,500       3,093,750
                                     Novell......................................                      415,000 (c)   4,201,875
                                                                                                                       -------
                                                                                                                    22,258,650
                                                                                                                       -------
  Energy Minerals-3.7%               Mobil...................                                           23,300       2,860,075
                                     Phillips Petroleum.....................                            69,000       2,854,875
                                     Titan Exploration......................                           220,700 (c)   2,317,350
                                     Tosco.......................................                      113,400       3,161,025
                                                                                                                       -------
                                                                                                                    11,193,325
                                                                                                                       -------
  Finance-8.9%                       Ahmanson (H.F.).................                                  100,000       4,112,500
                                     Allstate...............................                            47,500       3,010,312
                                     BankAmerica............................                            30,800       3,503,500
                                     Chase Manhattan........................                            34,500       3,454,312
                                     Chelsea GCA Realty.....................                           170,400       5,814,900
                                     Great Western Financial................                            70,100       3,075,637
                                     NationsBank............................                            59,000       3,532,625
                                                                                                                       -------
                                                                                                                    26,503,786
                                                                                                                       -------
  Health Services-2.4%               Allegiance..............                                          133,000       3,507,875
                                     McKesson...............................                            56,500       3,743,125
                                                                                                                       -------
                                                                                                                     7,251,000
                                                                                                                       -------
  Health Technology-3.9%             Mallinckrodt Group....                                            127,600       5,423,000
                                     Warner-Lambert.........................                            75,000       6,300,000
                                                                                                                       -------
                                                                                                                    11,723,000
                                                                                                                       -------
  Industrial Services-1.1%           Cooper Cameron......                                               48,000 (c)   3,144,000
                                                                                                                       -------

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks (continued)                                                                              Shares           Value
                                                                                                       -------         -------
  Non-Energy Minerals-1.6%           Lone Star Industries                                               75,000   $   3,253,125
                                     Reynolds Metals........................                            24,000       1,506,000
                                                                                                                       -------
                                                                                                                     4,759,125
                                                                                                                       -------
  Process Industries-2.9%            Avery Dennison.......                                              24,400         985,150
                                     Corning................................                           125,400       4,718,175
                                     duPont (E.I.) de Nemours...............                            27,500       2,949,375
                                                                                                                       -------
                                                                                                                     8,652,700
                                                                                                                       -------
  Producer Manufacturing-4.2%        Data Documents...                                                 100,000       1,037,500
                                     General Signal.........................                            64,800       2,826,900
                                     Masco.......................................                       81,000       2,845,125
                                     Olin........................................                       55,000       2,200,000
                                     Xerox.......................................                       56,200       3,512,500
                                                                                                                       -------
                                                                                                                    12,422,025
                                                                                                                       -------
  Retail Trade-2.2%                  Dayton Hudson..............                                        80,000       3,360,000
                                     Pier 1 Imports.........................                           180,000       3,127,500
                                                                                                                       -------
                                                                                                                     6,487,500
                                                                                                                       -------
  Technology Services-.9%            BA Merchant Services, Cl. A                                       175,400 (c)   2,718,700
                                                                                                                       -------
  Transportation-1.9%                Airborne Freight.........                                         105,000       2,874,375
                                     Consolidated Freightways...............                           118,000       2,920,500
                                                                                                                       -------
                                                                                                                     5,794,875
                                                                                                                       -------
  Utilities-6.2%                     Coastal.......................                                     64,000       2,912,000
                                     El Paso Natural Gas....................                            62,700       3,362,288
                                     Hong Kong Telecommunications, A.D.R....                           174,000       3,023,250
                                     NorAm Energy...........................                           164,000       2,460,000
                                     Telecomunicacoes Brasileiras-Telebras, A.D.R                       35,000       3,395,000
                                     Tenaga Nasional Berhad.................                           682,000       3,271,180
                                                                                                                       -------
                                                                                                                    18,423,718
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $148,426,695)..................                                      $175,370,910
                                                                                                                       =======
Convertible Preferred Stocks-1.2%
Energy Minerals;                     Petroleo Brasileiro S/A- Petrobras
                                       (cost $2,912,751)....................                            17,000  $    3,477,971
                                                                                                                       =======

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                           FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                     Principal
Short-Term Investments-1.8%                                                                            Amount           Value
                                                                                                       -------         -------
         U.S. Treasury Bills:        5.12%, 4/24/97..........                                  $       445,000   $     441,645
                                     5.26%, 5/15/97.........................                           118,000         116,756
                                     5.05%, 5/22/97.........................                           708,000         699,844
                                     5.30%, 5/29/97.........................                         4,051,000       4,000,038
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $5,258,922)....................                                    $    5,258,283
                                                                                                                       =======
TOTAL INVESTMENTS (cost $270,542,621).......................................                             99.6%    $297,009,298
                                                                                                          ====         =======
CASH AND RECEIVABLES (NET)..................................................                               .4%    $  1,186,113
                                                                                                          ====         =======
NET ASSETS..................................................................                            100.0%    $298,195,411
                                                                                                          ====         =======

Notes to Statement of Investments:
    (a)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified instiutional buyers. At February 28, 1997, these securities amounted to $15,916,496 or approximately 5.3% of net assets.
    (b) Variable rate security-interest rate subject to periodic change.
    (c) Non-income producing.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                       FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                    --------          --------
ASSETS:                          Investments in securities-See Statement of Investments         $270,542,621      $297,009,298
                                 Cash.......................................                                         3,262,446
                                 Interest and dividends receivable..........                                         1,540,772
                                 Receivable for shares of Common Stock subscribed                                      112,625
                                 Receivable for investment securities sold..                                            59,233
                                 Prepaid expenses...........................                                            15,943
                                                                                                                      --------
                                                                                                                   302,000,317
                                                                                                                      --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          44,072
                                 Payable for investment securities purchased                                         3,549,686
                                 Payable for shares of Common Stock redeemed                                           130,357
                                 Accrued expenses...........................                                            80,791
                                                                                                                      --------
                                                                                                                     3,804,906
                                                                                                                      --------
NET ASSETS..................................................................                                      $298,195,411
                                                                                                                      ========
REPRESENTED BY:                  Paid-in capital............................                                      $257,531,898
                                 Accumulated undistributed investment income-net.......                              1,480,483
                                 Accumulated net realized gain (loss) on investments                                12,716,272
                                 Accumulated net unrealized appreciation (depreciation) on
                                       investments and foreign currency transactions                                26,466,758
                                                                                                                      --------
NET ASSETS..................................................................                                      $298,195,411
                                                                                                                      ========
SHARES OUTSTANDING
(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                        17,850,843
NET ASSET VALUE, offering and redemption price per share....................                                            $16.70
                                                                                                                      ========




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest...................................                   $  3,930,989
                                 Cash dividends (net of $6,183 foreign taxes
                                     withheld at source)....................                      1,284,685
                                                                                                    -------
                                       Total Income.........................                                      $  5,215,674
EXPENSES:                        Management fee-Note 3(a)...................                        841,130
                                 Shareholder servicing costs-Note 3(b)......                        433,036
                                 Professional fees..........................                         20,822
                                 Registration fees..........................                         16,641
                                 Custodian fees-Note 3(b)...................                         16,401
                                 Prospectus and shareholders' reports.......                         15,654
                                 Directors' fees and expenses-Note 3(c).....                         13,097
                                 Miscellaneous..............................                          9,070
                                                                                                    -------
                                       Total Expenses.......................                                         1,365,851
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         3,849,823
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $14,037,079
                                 Net realized gain (loss) on
                                     forward currency exchange contracts....                         59,233
                                 Net realized gain (loss) on financial futures:
                                     Long transactions......................                        129,131
                                     Short transactions.....................                         2,549
                                                                                                    -------
                                     Net Realized Gain (Loss)...............                                        14,227,992
                                 Net unrealized appreciation (depreciation) on
                                     investments and foreign currency transactions                                  24,773,968
                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        39,001,960
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $42,851,783
                                                                                                                       =======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Six Months Ended
                                                                                              February 28, 1997    Year Ended
                                                                                                 (Unaudited)     August 31, 1996
                                                                                                  ----------         ---------
OPERATIONS:
    Investment income-net..................................................                   $    3,849,823    $    7,484,059
    Net realized gain (loss) on investments................................                       14,227,992        10,594,753
    Net unrealized appreciation (depreciation) on investments..............                       24,773,968       (10,694,194)
                                                                                                    --------           -------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       42,851,783         7,384,618
                                                                                                    --------           -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net..................................................                       (3,863,861)       (7,065,294)
    Net realized gain on investments.......................................                      (11,090,177)       (9,035,826)
                                                                                                    --------           -------
      Total Dividends......................................................                      (14,954,038)      (16,101,120)
                                                                                                    --------           -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                       52,622,379       212,974,684
    Dividends reinvested...................................................                       14,682,633        15,726,554
    Cost of shares redeemed................................................                      (66,876,194)     (116,025,180)
                                                                                                    --------           -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                          428,818       112,676,058
                                                                                                    --------           -------
          Total Increase (Decrease) in Net Assets..........................                       28,326,563       103,959,556
NET ASSETS:
    Beginning of Period....................................................                      269,868,848       165,909,292
                                                                                                    --------           -------
    End of Period..........................................................                     $298,195,411      $269,868,848
                                                                                                    ========           =======
UNDISTRIBUTED INVESTMENT INCOME-NET........................................                   $    1,480,483    $    1,494,521
                                                                                                    --------           -------
                                                                                                     Shares            Shares
                                                                                                    --------           -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                        3,256,600        13,678,706
    Shares issued for dividends reinvested.................................                          931,665         1,029,914
    Shares redeemed........................................................                       (4,176,643)       (7,500,481)
                                                                                                    --------           -------
      Net Increase (Decrease) in Shares Outstanding........................                           11,622         7,208,139
                                                                                                    ========           =======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                Six Months Ended
                                                               February 28, 1997           Year Ended August 31,
                                                                                  ----------------------------------------
PER SHARE DATA:                                                   (Unaudited)      1996      1995      1994      1993(1)
                                                                  ------------     ----      ----      ----      ----
    Net asset value, beginning of period.........                    $15.13      $15.61    $13.72     13.28    $12.50
                                                                       ----        ----      ----      ----      ----
    Investment Operations:
    Investment income-net........................                       .22         .51       .54       .41       .39
    Net realized and unrealized gain (loss)
      on investments.............................                      2.21         .29      1.99       .59       .71
                                                                       ----        ----      ----      ----      ----
    Total from Investment Operations.............                      2.43         .80      2.53      1.00      1.10
                                                                       ----        ----      ----      ----      ----
    Distributions:
    Dividends from investment income-net.........                      (.22)       (.53)     (.51)     (.42)     (.32)
    Dividends from net realized gain on investments                    (.64)       (.75)     (.13)     (.14)        -
                                                                       ----        ----      ----      ----      ----
    Total Distributions..........................                      (.86)      (1.28)     (.64)     (.56)     (.32)
                                                                       ----        ----      ----      ----      ----
    Net asset value, end of period...............                    $16.70      $15.13    $15.61    $13.72    $13.28
                                                                       ====        ====      ====      ====      ====
TOTAL INVESTMENT RETURN..........................                     16.42%(2)    5.19%    19.03%     7.73%     8.88%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                       .48%(2)    1.00%     1.04%      .69%      .23%(2)
    Ratio of net investment income
      to average net assets......................                      1.36%(2)    3.37%     3.99%     3.26%     3.46%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                         -           -         -       .41%     1.13%(2)
    Portfolio Turnover Rate......................                    129.71%(2)  186.23%    72.42%    58.22%    46.42%(2)
    Average commission rate paid (3).............                    $.0608      $.0684         -         -         -
    Net Assets, end of period (000's Omitted)....                  $298,195   $ 269,869  $165,909   $82,848   $48,315
___________________________________
(1)  From September 30, 1992 (commencement of operations) to August 31, 1993.
(2)  Not annualized.
(3)  For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Balanced Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal
DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On March 27, 1997, the Board of Directors declared a cash dividend of $.10 per share from undistributed investment income-net, payable on March 31, 1997 (ex-dividend date), to shareholders of record as of the close of business on March 27, 1997.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of this Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended February 28, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $350,470 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $36,518, during the period ended February 28, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1997, $16,401 was paid to Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended February 28, 1997 amounted to $361,561,043 and $370,246,334, respectively.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At February 28, 1997, there were no forward currency exchange contracts outstanding.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At
February 28, 1997, there were no financial futures contracts outstanding.
    (b) At February 28, 1997, accumulated net unrealized appreciation on investments was $26,466,677, consisting of $29,572,737 gross unrealized appreciation and $3,106,060 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[This Page Intentionally Left Blank]


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BALANCED FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            222SA972
[Dreyfus logo]
Registration Mark
Balanced
Fund, Inc.
Semi-Annual
Report
February 28, 1997